SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 1995


                        THE VILLAGE GREEN BOOKSTORE, INC.
             (Exact name of registrant as specified in its charter)



      New York                           0-16007                 16-1181167
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


                     1357 Monroe Avenue, Rochester, NY 14618
               (Address of principal executive offices) (Zip code)


                                 (716) 442-1151
              (Registrant's telephone number, including area code)



                                       n/a
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

     On July 20, 1995, The Village Green Bookstore, Inc. (the "Company") amended the exercise price of a warrant issued to Mr. Mark Kalimian to purchase 100,000 shares of Common Stock exercisable through March 12, 2000 to $2.25 per share.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

          10.32 Letter Agreement dated July 20, 1995 between The Village Green Bookstore, Inc. and Mark Kalimian amending September 12, 1994 Warrant

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned duly authorized.


                                        THE VILLAGE GREEN BOOKSTORE, INC.
                                        (Registrant)



                                        By: \RAYMOND C. SPARKS\
                                           Raymond C. Sparks, President

DATED: August 2, 1995

                                       -3-